GUIDESTONE FUNDS

Supplement dated June 4, 2013

to

Prospectus dated May 1, 2013

This supplement provides new and additional information beyond that contained in the Prospectus. It should be retained and read in conjunction with the Prospectus.

I.        CHANGES TO GROWTH EQUITY FUND

In the section disclosing “Sub-Advisers and Portfolio Managers” for the Growth Equity Fund on page 98, the following is added:

Brown Advisory, LLC
Kenneth M. Stuzin, CFA Partner	Since June 2013

Under the heading “Sub-Advisers” for the Growth Equity Fund beginning on page 128, the following is added:

Brown Advisory, LLC (“Brown”), 901 South Bond Street, Suite 400, Baltimore, MD 21231: Brown is a registered investment advisory firm that provides services to high net worth individuals and families, endowments, foundations, other charitable organizations, public/government-related clients, pension and profit-sharing plans, insurance companies, corporations, individual retirement plans, trusts, estates and other taxable individual plans. As of March 31, 2013, Brown had approximately $16.9 billion in assets under management. The investment team is led by Kenneth M. Stuzin, CFA, Partner, and he is supported by a group of analysts that are organized by sectors. As portfolio manager, Mr. Stuzin has ultimate responsibility for an assigned portion of the Growth Equity Fund. Mr. Stuzin joined Brown in 1996.

II.      CHANGES TO SMALL CAP EQUITY FUND

In the section disclosing “Sub-Advisers and Portfolio Managers” for the Small Cap Equity Fund on page 102, the following is added:

RBC Global Asset Management (U.S.) Inc.
Lance F. James Managing Director and Senior Portfolio Manager	Since June 2013

Under the heading “Sub-Advisers” for the Small Cap Equity Fund beginning on page 129, the following is added:

RBC Global Asset Management (U.S.) Inc. (“RBC”), 100 S Fifth Street, Suite 2300, Minneapolis, MN 55402: RBC is a registered investment adviser founded in 1983. RBC offers equity, fixed income and cash management solutions via separate accounts mutual funds and other pooled vehicles to a broad range of institutional clients. As of March 31, 2013, RBC had assets under management of approximately $42.2 billion. The investment team is led by Lance F. James, Senior Portfolio Manager. As portfolio manager, Mr. James has ultimate responsibility for an assigned portion of the Small Cap Equity Fund. Mr. James joined RBC in 2006.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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GUIDESTONE FUNDS

Supplement dated June 4, 2013

to

Statement of Additional Information (“SAI”) dated May 1, 2013

This supplement provides new and additional information beyond that contained in the SAI. It should be retained and read in conjunction with the SAI, as supplemented.

In the section entitled “Control Persons of Sub-Advisers” under the sub-heading for the Growth Equity Fund, on page 52, the following is added:

Brown Advisory, LLC (“Brown”), 901 South Bond Street, Suite 400, Baltimore, MD 21231: Brown is an independent, registered investment advisory firm. Brown is a wholly-owned subsidiary of Brown Advisory Management, LLC (“BAM”), and the firm’s controlling entity is Brown Advisory Incorporated (“BAI”), which is organized as a Maryland C corporation and serves as the firm’s parent company. BAI is the managing member of BAM. Approximately 70% of the parent company is owned by 100% of the full-time employees, and the remaining 30% is owned by members of the board of directors and a select group of clients and investors.

In the section entitled “Control Persons of Sub-Advisers” under the sub-heading for the Small Cap Equity Fund, on page 52, the following is added:

RBC Global Asset Management (U.S.) Inc. (“RBC”), 100 South Fifth Street, Suite 2300, Minneapolis, MN 55402: RBC is a registered investment adviser founded in 1983. RBC is a wholly-owned subsidiary of RBC USA Holdco Corporation, which is an indirect, wholly-owned subsidiary of the Royal Bank of Canada. The Royal Bank of Canada is publicly held and traded on the New York Stock Exchange and Toronto Stock Exchange.

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The “Other Accounts Managed” chart, beginning on page 55, is amended to include information for Brown Advisory, LLC and RBC Global Asset Management (U.S.) Inc., which is current as of March 31, 2013:

	Total number of other accounts managed by Portfolio Manager(s) within each category below and the total assets in the accounts managed within each category below.

For other accounts managed by Portfolio Manager(s) within each category below, number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Sub-Advisers Portfolio Managers	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)
Brown Advisory, LLC
Kenneth M. Stuzin, CFA	10	$ 5	7	$ 2	674	$ 6	N/A	N/A	N/A	N/A	7	$ 1
RBC Asset Management (U.S.) Inc.
Lance F. James	7	$595	7	$598	19	$650	N/A	N/A	N/A	N/A	1	$27

In the section entitled “Portfolio Manager Compensation”, beginning on page 64, the following disclosure pertaining to Brown Advisory, LLC and RBC Global Asset Management (U.S.) Inc., each of which is current as of March 31, 2013, is added:

Brown Advisory, LLC (“Brown”). In awarding compensation, Brown takes investment performance, teamwork and the overall profitability of the firm into consideration. The firm’s compensation structure is designed to create a highly collaborative investment process. Brown compensates portfolio managers using three components: (i) fixed base salary; (ii) cash bonus; and (iii) firm equity.

The bonus portion of a portfolio manager’s compensation takes into consideration a number of factors, including, but not limited to, performance, teamwork, the ability to grow and retain assets and the firm’s profitability. When evaluating a portfolio manager’s performance, Brown compares the pre-tax performance of a portfolio manager’s accounts to the relevant market index (e.g., Russell 1000® Growth Index) over trailing one-, three- and five-year time periods. Additionally, the firm takes into account the portfolio manager’s peer rankings over trailing one-, three- and five-year time periods. Brown also believes equity is a vital part of the compensation mix and awards equity to portfolio managers in order to align the firm’s interests with those of clients.

RBC Global Asset Management (U.S.) Inc. (“RBC”). RBC’s compensation structure includes fixed base salaries, annual bonuses and profit sharing. The firm calibrates salaries by position and responsibilities and gears them to be competitive in the industry. The bonus structure is designed to align portfolio manager’s interests with those of clients and RBC. Annual bonuses are based on an investment team’s pre-tax composite returns and information ratios compared to peers for one-, three- and five-year periods, with greater emphasis on three- and five-year periods. Bonuses are also based on qualitative factors including contribution to the investment process and firm and are set as a pre-determined percentage rate of base salary. Lastly, portfolio managers can participate in a pool that provides a share of the investment team’s annual profits.

In Appendix B – Description of Proxy Voting Procedures, the following disclosures pertaining to Brown Advisory, LLC and RBC Global Asset Management (U.S.) Inc., are added, respectively:

Brown Advisory, LLC (“Brown”). Brown’s proxy voting policy (“Policy”) has been designed to ensure that the firm votes proxies in the best interest of clients so as to promote the long-term economic value of the underlying securities. To facilitate the proxy voting process, Brown has engaged Glass, Lewis & Co., LLC (“Glass Lewis”), an unbiased, unaffiliated, third-party proxy voting service, to provide proxy research and voting recommendations. In addition, the firm subscribes to Glass Lewis’ proxy vote management system, which provides a means to receive and vote proxies, as well as services for recordkeeping, auditing, reporting and disclosure regarding votes.

On a regular basis, Brown’s portfolio managers are supplied with a list of upcoming proxies issued for companies that are actively recommended by the firm. Except in situations identified as presenting material conflicts of interest, the portfolio manager who follows an issuer may make the final voting decision based on a variety of considerations, including his or her review of relevant materials, his or her knowledge of the company and Glass Lewis’ recommendations. In circumstances where the Brown’s portfolio managers do not provide a vote recommendation, proxies will be voted according to Glass Lewis’ recommendations, unless specific guidelines provided to Glass Lewis by the firm specify otherwise. Proxies are generally voted in accordance with Glass Lewis’ recommendations for all client types.

In keeping with the firm’s fiduciary obligations to clients, Brown considers each proxy voting proposal on its own merits and an independent determination is made based on the relevant facts and circumstances. Proxy proposals include a wide range of matters. The firm generally votes with management on routine matters and takes a more case-by-case approach regarding non-routine matters. For socially responsible investing clients, the firm follows Glass Lewis’ guidelines that focus on enhanced environmental, social and governance practices. For Taft-Hartley clients, the firm follows the Glass Lewis Taft-Hartley Guidelines. Although Glass Lewis’ guidelines are generally followed, Brown may depart from these guidelines when the firm deems such departure necessary in the best interest of the client.

For actively recommended issuers domiciled outside the United States, Brown may follow Glass Lewis’ international proxy voting guidelines, including, in certain circumstances, country-specific guidelines.

A “conflict of interest” means any circumstance when Brown or one of the firm’s affiliates (including officers, directors and employees), or in the case where the firm serves as investment adviser to a Brown Advisory Fund, when the Fund or the principal underwriter, or one or more of their affiliates (including officers, directors and employees), knowingly does business with, receives compensation from or sits on the board of, a particular issuer or closely affiliated entity (including officers and directors thereof), and, therefore, may appear to have a conflict of interest between its own interests and the interests of clients or Fund shareholders in how proxies of that issuer are voted. For example, a perceived conflict of interest may exist if an employee of Brown serves as a director of an actively recommended issuer or if the firm is aware that a client serves as an officer or director of an actively recommended issuer. Conflicts of interest will be resolved in the best interest of the client. Brown will vote proxies relating to such issuers in accordance with the following procedures:

Routine Matters and Immaterial Conflicts. Brown may vote proxies for routine matters, and for non-routine matters that are considered immaterial conflicts of interest, consistent with the firm’s Policy. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the firm’s decision-making in voting a proxy. Materiality determinations will be made by the chief compliance officer, in consultation with counsel, based upon an assessment of the particular facts and circumstances.

Material Conflicts and Non-Routine Matters. If Brown believes that (a) the firm has a material conflict; and (b) that the issue to be voted upon is non-routine or is not covered by the Policy, then to avoid any potential conflict of interest: (i) in the case of a Fund, the firm shall contact the Fund board for a review and determination; (ii) in the case of all other conflicts or potential conflicts, the firm may “echo vote” such shares, if possible, which means the firm will vote the shares in the same proportion as the vote of all other holders of the issuer’s shares; or (iii) in cases when echo voting is not possible, the firm may defer to Glass Lewis’ recommendations or confer with counsel to ensure that the proxy is voted in the best interest of the client.

If the aforementioned options would not ameliorate the conflict or potential conflict, then the firm may abstain from voting. In recognition of Brown’s fiduciary obligations, the firm generally endeavors to vote all proxies received. However, Brown may abstain from voting proxies in certain circumstances. For example, the firm may determine that abstaining from voting is appropriate if voting may be unduly burdensome or expensive or otherwise not in the best economic interest of the clients, such as (by example and without limitation) when foreign proxy issuers impose unreasonable or expensive voting or holding requirements or when the costs to effect a vote would be uneconomic relative to the value of the client’s investment in the issuer.

RBC Global Asset Management (U.S.) Inc. (“RBC”). RBC’s policies and procedures with respect to voting proxies have been designed to ensure that the firm is acting with the appropriate level of care, skill, prudence and diligence and votes the proxies of clients solely in their long-term best interests. RBC has engaged Taft-Hartley Advisory Service of ISS, an MCSI brand (“T-HAS”) as the firm’s primary proxy research and voting service. T-HAS’ analysis of proxy issues and the matters it takes into consideration in making voting recommendations are consistent with RBC’s belief that proxies should be voted in shareholders’ long-term interests. RBC has instructed T-HAS to execute all proxies in accordance with its recommendation unless instructed otherwise by the firm.

The engagement of T-HAS is not intended to be a delegation of RBC’s proxy voting responsibilities and does not relieve RBC of the firm’s fiduciary obligations to clients with respect to the voting of proxies. Accordingly, RBC retains the right to vote clients’ proxies in a manner that is different from what T-HAS recommends, where the firm believes that to do so would be in the client’s best interests and is not contrary to the terms of the investment management agreement.

RBC’s Proxy Committee (the “Committee”) includes the director of equities-U.S, appointed Committee chairperson, the chief compliance officer, the head of each equity team, the proxy administrator and alternate proxy administrator and such other RBC staff involved in the proxy voting process, as the other members of the Committee deem necessary or desirable. A Committee chairperson will be appointed to ensure that the Committee meets on an as needed basis and to provide oversight and supervision of the proxy voting process. The Committee shall meet at least annually and minutes of the meetings shall be recorded.

The Committee is responsible for establishing, monitoring and reviewing the RBC’s policies and guidelines with respect proxy voting, but does not generally consider the manner in which specific proxies are or have been voted. The Committee shall consider RBC’s fiduciary responsibility to all clients when addressing proxy issues.

The Committee will review the proxy voting policies and guidelines of ISS at least annually in order to ensure that those guidelines and policies continue to reflect what the firm believes to be in the best interests of clients and are consistent with RBC’s proxy voting guidelines. The Committee will also conduct an annual review of ISS’ specific voting recommendations for the previous year in order to ensure that the recommendations are consistent with ISS’ written policies and guidelines.

The chairperson, proxy administrator and the chief compliance officer (or any other members of the Committee) will conduct an annual review of ISS’ policies regarding the management of ISS conflicts of interest, which may include a meeting or telephone interview with appropriate staff of ISS. The results of this review will be recorded and presented to the other members of the Committee.

Although RBC will normally accept ISS’ recommendations and vote clients’ proxies without any additional review or analysis, the Committee may, from time to time, direct that ISS’ recommendations with respect to particular types of proxy issues be reviewed on a case-by-case basis by one or more of the Committee’s members prior to submitting RBC’s voting instructions. The results of any such review will be recorded and presented to the Committee.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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